UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  April 20, 2010

Commission File Number 000-03718

PARK CITY GROUP, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	37-1454128
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3160 Pinebrook Road; Park City, Utah 84098
(Address of principal executive offices)

(435) 645-2000
(Registrant's telephone number)

__________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 20, 2010, Park City Group, Inc. issued a press release pre-announcing certain financial results for the quarter ended March 31, 2010, including certain other remarks relating to operations. A copy of the press release is attached as Exhibit 99.1.

The press release contains certain projected adjusted non-GAAP financial measures. The Company intends to release comparable GAAP financial measures when it issues its full financial results in connection with its 2010 third quarter financial results conference call. The Company believes that providing both GAAP and adjusted non-GAAP measures of its performance will provide meaningful supplemental information regarding its operational effectiveness and to enhance investors’ overall understanding of the Company’s current financial performance and prospects for the future. Management believes that investors benefit from seeing its results “through the eyes” of management in addition to the GAAP presentation. It is management’s belief that while not in accordance with or an alternative for GAAP, the adjusted information allows for greater transparency to supplemental information used by management in its financial and operational decision making.

The adjusted information excludes items, such as amortization of intangible assets, impairment charges, depreciation, charges to consolidate and integrate recently acquired businesses and non-cash stock based compensation, and other non-cash charges that may have a material effect on the Company’s net income and net income per share in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that its GAAP results are correctly stated, but does not use them to measure the ongoing bottom line operating performance of the Company. Furthermore, the non-GAAP or adjusted information provided by the Company may be different from the non-GAAP or adjusted information provided by other companies.

The information furnished under Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01          Regulation FD Disclosure

See Item 2.02 above.

Item 9.01          Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 20, 2010	PARK CITY GROUP, INC.

By: /s/ John Merrill Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release pre-announcing the Corporation’s operating results for the quarter ended March 31, 2010.